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                                                                   EXHIBIT 10.36

                              SECURITY AGREEMENT

          For valuable consideration, the undersigned (the "Guarantor") agrees with Canadian Imperial Bank of Commerce, in its capacity as administrative agent (the "Agent") under the Credit Agreement made as of January 29, 1999 between 3578275 Canada Inc., a predecessor to Kitchen Craft of Canada Ltd., as borrower, the Agent, as one Lender, and the various other Lenders (as such term is defined thereunder), (as such credit agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") as follows:

1.             GRANT OF SECURITY. The Guarantor mortgages, charges and assigns
               -----------------
     to the Agent, and grants to the Agent, and the Agent takes, a Security Interest in the property described in the following paragraph or paragraphs of this section (as applicable in accordance with the NOTE appearing at the end of this section), and in all property described in any schedules, documents or listings that the Guarantor may from time to time sign and provide to the Agent in connection with this Agreement, and in all present and future Accessions to, and all Proceeds of, any such property (collectively, the "Collateral") as a general and continuing collateral security for the due payment and performance of the obligations of the Guarantor (the "Guarantor Obligations") under its guarantee (as such guarantee may be amended, restated, supplemental or otherwise modified from time to time, the "Guarantee") dated as of the date hereof in favour of the
     Agent:

     [_]  (a) SPECIFIC PERSONAL PROPERTY: the Personal Property described in
              Schedule A.

     [X] (b) ALL PERSONAL PROPERTY: all of the Guarantor's present and after-acquired undertaking and Personal Property (including any property that may be described in Schedule A) but excluding Consumer Goods.

     [_] (c) ALL REAL PROPERTY: all of the Guarantor's present and after-acquired real property including any property that may be described in Schedule A), together with all buildings placed, installed or erected on any such property and all fixtures.

Provided that, notwithstanding the foregoing, nothing in this section 1 shall mortgage, charge or assign any Intellectual Property (as that term is defined in the Credit Agreement) but shall grant a security interest therein.

NOTE:     CHECK APPROPRIATE BOX OR BOXES TO INDICATE WHICH OF PARAGRAPHS (A),
          (B) OR (C) ARE TO APPLY. IF NO BOX IS CHECKED OFF, PARAGRAPH (B) WILL APPLY.

2.             GOVERNING LAW. This Agreement is governed by laws of British
               -------------
     Columbia and the federal laws of Canada applicable in that Province.
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                                      -2-

ADDITIONAL TERMS AND CONDITIONS.  THE ADDITIONAL TERMS AND CONDITIONS (INCLUDING
-------------------------------
ANY SCHEDULES) ON THE FOLLOWING PAGES FORM PART OF THIS AGREEMENT.

          The Guarantor has signed this Agreement as of February         , 1999.

                                    KITCHEN CRAFT CABINETRY LTD.



                                    by      /s/ MARK BULLER
                                       -----------------------------

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                                      -3-

                        ADDITIONAL TERMS AND CONDITIONS

3.             RECEIVABLES. If the Collateral includes Receivables, the Agent
               -----------
     may, during the continuance of an Event of Default and after demand has been made under the Guarantee, advise any Person who is liable to make any payment to the Guarantor of the existence of this Agreement. The Agent may from time to time confirm with such Persons the existence and the amount of the Receivables. During the continuance of an Event of Default and after demand has been made under the Guarantee, the Agent may collect and otherwise deal with the Receivables in such manner and upon such terms as the Agent considers appropriate.

4.             RECEIPTS PRIOR TO DEFAULT. Until and during such time as the
               -------------------------
     Obligations are declared to be forthwith due and payable pursuant to section 9.2 of the Credit Agreement, all amounts received by the Agent as Proceeds of the Collateral will be applied on account of the Obligations in such manner and at such times as the Agent may consider appropriate or, at the Agent's option, may be held unappropriated in a collateral account or released to the Guarantor.

5.             PLACES OF BUSINESS. The Guarantor represents and warrants that
               ------------------
     the locations of all existing Places of Business are specified in Schedule
     B. The Guarantor will promptly notify the Agent in writing of any additional Places of Business as soon as they are established.

6.             COLLATERAL FREE OF CHARGES. The Guarantor will not create, incur
               --------------------------
     or assume or suffer to exist or cause or permit any Encumbrance upon or in respect of any of its Collateral, except for Permitted Encumbrances (as defined in the Credit Agreement). The Guarantor will not do or permit anything to adversely affect the ranking or validity of the security created hereby except by creating a Permitted Encumbrance.

7.             DEFAULT.
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     (a)  RIGHTS UPON DEFAULT.  Upon and during such time as the Obligations are
          -------------------
          declared to be forthwith due and payable pursuant to section 9.2 of the Credit Agreement and after demand has been made under the Guarantee, the Agent and the Receiver, as applicable, will to the extent permitted by law have the following rights.

          (i)   APPOINTMENT OF RECEIVER.  The Agent may by instrument in writing
                -----------------------
                appoint any Person as a Receiver of all or any part of the Collateral. The Agent may from time to time remove or replace a Receiver, or make application to any court of competent jurisdiction for the appointment of a Receiver. Any Receiver appointed by the Agent will (for purposes relating to responsibility for the Receiver's acts or omissions) be considered to be the Guarantor's agent. The Agent may from time to time fix the Receiver's remuneration and

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                                      -4-

                the Guarantor will pay the Agent the amount of such remuneration. The Agent will not be liable to the Guarantor or any other Person in connection with appointing or not appointing a Receiver or in connection with the Receiver's actions or omissions.

          (ii)  DEALINGS WITH THE COLLATERAL.  The Agent or a Receiver may take
                ----------------------------
                possession of all or any part of the Collateral and retain it for as long as the Agent or the Receiver considers appropriate, receive any rents and profits from the Collateral, carry on (or concur in carrying on) all or any part of the Guarantor's business or refrain from doing so, borrow on the security of the Collateral, repair the Collateral, process the Collateral, prepare the Collateral for sale, lease or other disposition, and sell or lease (or concur in selling or leasing) or otherwise dispose of the Collateral on such terms and conditions (including among other things by arrangement providing for deferred payment) as the Agent or the Receiver considers appropriate. The Agent or the Receiver may (without charge and to the exclusion of all other Persons including the Guarantor) enter upon any Place of Business.

          (iii) REALIZATION. The Agent or a Receiver may use, collect, sell,
                -----------
                lease or otherwise dispose of, realize upon, release to the Guarantor or other Persons and otherwise deal with, the Collateral in such manner, upon such terms (including among other things by arrangement providing for deferred payment) and at such times as the Agent or the Receiver considers appropriate. The Agent or the Receiver may make any sale, lease or other disposition of the Collateral in the name of and on behalf of the Guarantor or otherwise.

          (iv)  APPLICATION OF PROCEEDS AFTER DEFAULT.  All Proceeds of
                -------------------------------------
                Collateral received by the Agent or a Receiver may be applied to discharge or satisfy any expenses (including among other things the Receiver's remuneration and other expenses of enforcing the Agent's rights under this Agreement), Charges, borrowings, taxes and other outgoings affecting the Collateral or which are considered advisable by the Agent or the Receiver to preserve, repair, process, maintain or enhance the Collateral or prepare it for sale, lease or other disposition, or to keep in good standing any Charges on the Collateral ranking in priority to any Charge created by this Agreement, or to sell, lease or otherwise dispose of the Collateral. The balance of such Proceeds will be applied to the Obligations in such manner and at such times as the Agent consider appropriate and thereafter will be accounted for as required by law.

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                                      -5-

     (b)  OTHER LEGAL RIGHTS.  Before and during the continuation of an Event of
          ------------------
          Default and both before and after demand is made under the Guarantee, the Agent will have, in addition to the rights specifically provided in this Agreement, the rights of a secured party under the PPSA, as well as the rights recognized at law and in equity. No right will be exclusive of or dependent upon or merge in any other right, and one or more of such rights may be exercised independently or in combination from time to time.

     (c)  DEFICIENCY.  The Guarantor will remain liable to the Agent for payment
          ----------
          of any Guarantor Obligations that are outstanding following realization of all or any part of the Collateral.

8.             THE AGENT NOT LIABLE. The Agent will not be liable to the
               --------------------
     Guarantor or any other Person for any failure or delay in exercising any of its rights under this Agreement (including among other things any failure to take possession of, collect or sell, lease or otherwise dispose of, any Collateral). None of the Agent, a Receiver or any agent of the Agent (including, in Alberta any sheriff) is required to take, or will have any liability for any failure to take or delay in taking, any steps necessary or advisable to preserve rights against other Persons under any Chattel Paper, Securities or Instrument in possession of the Agent, a Receiver or the Agent's agent.

9.             FURTHER ASSURANCES. The Guarantor will from time to time as soon
               ------------------
     as practicable following the request by the Agent take such action (including among other things the signing and delivery of financing statements and financing change statements, other schedules, documents or listings describing property included in the Collateral, further assignments and other documents, and the registration of this Agreement) as the Agent may require in connection with the Collateral or as the Agent might consider necessary to give effect to this Agreement. If permitted by law, the Guarantor waives the right to sign or receive a copy of any financing statement or financing change statement, or any statement issued by any registry that confirms any registration of a financing statement or financing change statement, relating to this Agreement. The Guarantor irrevocably appoints the Manager or the Acting Manager from time to time of the Agent's branch specified on the first page of this Agreement as the Guarantor's attorney (with full powers of substitution and delegation) to sign, during the continuance of an Event of Default and after demand is made under the Guarantee, all documents required to give effect to this section. Nothing in this section affects the right of the Agent as secured party, or any other Person on the Agent's behalf, to sign and file or deliver (as applicable) all such financing statements, financing change statements, notices, verification agreements and other documents relating to the Collateral and this Agreement as the Agent or such other Person considers appropriate.

10.            DEALINGS BY THE AGENT.  The Agent may from time to time increase,
               ---------------------
     reduce, discontinue or otherwise vary the Guarantor's Obligations under the Guarantee or those of Kitchen Craft under the Credit Agreement, grant extensions of time and other indulgences,

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                                      -6-

     take and give up any Charge, abstain from taking, perfecting or registering any Charge, accept compositions, grant releases and discharges and otherwise deal with the Guarantor, customers of the Guarantor, guarantors and others, and with the Collateral and any Charges held by the Agent, as the Agent considers appropriate without affecting the Guarantor's obligations to the Agent or the Agent's rights under this Agreement.

11.            DEFINITIONS.  In this Agreement;
               -----------

     "ACCESSIONS", "ACCOUNT", "CHATTEL PAPER", DOCUMENT OF TITLE", "EQUIPMENT", "GOODS", "INSTRUMENT", INTANGIBLE", "INVENTORY", "PROCEEDS", "PURCHASE-MONEY SECURITY INTEREST" and "SECURITY INTEREST" have the respective meanings given to them in the PPSA.

     "BOOKS AND RECORDS" means all books, records, files, papers, disks, documents and other repositories of data recording, evidencing or relating to the Collateral to which the Guarantor (or any Person on the Guarantor's behalf) has access.

     "CHARGE" means any mortgage, charge, pledge, hypothecation, lien (statutory or otherwise), assignment, financial lease, title retention agreement or arrangement, security interest or other encumbrance of any nature however arising, or any other security agreement or arrangement creating in favour of any creditor a right in respect of a particular property that is prior to the right of any other creditor in respect of such property.

     "CONSUMER GOODS" has the meaning given to it in the PPSA, except that, if this Agreement is governed by the laws of the Yukon, it does not include special consumer goods as that term is defined in the Yukon PPSA.

     "EVENT OF DEFAULT" has the meaning ascribed thereto in the Credit
     Agreement.

     "KITCHEN CRAFT" means Kitchen Craft of Canada Ltd., the successor to the amalgamation of Kitchen Craft of Canada Ltd. and 3578275 Canada Inc., and its successors and assigns permitted under the Credit Agreement.

     "MONEY" has the meaning given to it in the PPSA or, if there is no such definition, means a medium of exchange authorized or adopted by the Parliament of Canada as part of the currency of Canada, or by a foreign government as part of its currency.

     "OBLIGATIONS" has the meaning ascribed thereto as the Credit Agreement.

     "PERSON" means any natural person or artificial body (including among others any firm, corporation or government).

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                                      -7-

     "PERSONAL PROPERTY" means personal property and includes among other things Inventory, Equipment, Receivables, Books and Records, Chattel Paper, Goods, Documents of Title, Instruments, Intangibles (including intellectual property), Money and Securities, and includes all Accessions to such property.

     "PLACE OF BUSINESS" means a location where the Guarantor carries on business or where any of the Collateral is located (including any location described in Schedule B).

     "PPSA" means the legislation that applies in the province or territory noted in section 2 of this Agreement, as such legislation may be amended, renamed or replaced from time to time (and includes all regulations from time to time made under such legislation) as follows: in the case of Ontario, the Personal Property Security Act, 1989; in the case of Alberta, British Columbia, Manitoba, Prince Edward Island, Saskatchewan and the Yukon Territory, the Personal Property Security Act; and in the case of any other province or territory, such legislation as deals generally with Charges on personal property;

     "RECEIVABLES" means all debts, claims and choses in action (including among other things Accounts and Chattel Paper) now or in the future due or owing to or owned by the Guarantor.

     "RECEIVER" means a receiver or a receiver and manager.

     "SECURITIES" has the meaning given to it in the PPSA or, if there is no such definition and the PPSA defines "security" instead, it means the plural of that term.

     "SERIAL NUMBER" means the number that the Person who manufactured or constructed a Serial Number Good permanently marked or attached to it for identification purposes or, if applicable, such other number as the PPSA stipulates as the serial number or vehicle information number to be used for registration purposes of such Serial Number Good.

     "SERIAL NUMBER GOOD" means a motor vehicle, trailer, mobile home, aircraft airframe, aircraft engine or aircraft propeller, boat or an outboard motor for a boat.

12.            GENERAL.
               -------

     (a)  RESERVATION OF THE LAST DAY OF ANY LEASE.  The Charges created by this
          ----------------------------------------
          Agreement do not extend to the last day of the term of any lease or agreement for lease; however, the Guarantor will hold such last day in trust for the Agent and, upon the exercise by the Agent of any of its rights under this Agreement during the continuation of an Event of Default and after demand has been made under the Guarantee, will assign such last day as directed by the Agent.

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                                      -8-

     (b)  ATTACHMENT OF SECURITY INTEREST.  The Security Interests created by
          -------------------------------
          this Agreement are intended to attach (i) to existing Collateral when the Guarantor signs this Agreement, and (ii) to Collateral subsequently acquired by the Guarantor, immediately upon the Guarantor acquiring any rights in such Collateral. The parties do not intend to postpone the attachment of any Security Interest created by this Agreement.

     (c)  PURCHASE-MONEY SECURITY INTEREST.  If the Agent gives value for the
          --------------------------------
          purpose of enabling the Guarantor to acquire rights in or to any of the Collateral, the Guarantor will in fact apply such value to acquire those rights (and will provide the Agent with such evidence in this regard as the Agent may require), the Guarantor grants to the Agent, and the Agent takes, a Purchase-Money Security Interest in such Collateral to the extent that the value is applied to acquire such rights. A certificate or affidavit of any of the Agent's authorized representatives is admissible in evidence to establish the amount of any such value.

     (d)  DESCRIPTION OF COLLATERAL IN SCHEDULE A.  The fact that box (b) or box
          ---------------------------------------
          (c) of section 1 has been checked without there being any property described in Schedule A does not affect the nature or validity of the Agent's security in the Collateral.

     (e)  ENTIRE AGREEMENT.  The Agent has not made any representation or
          ----------------
          undertaken any obligation in connection with the subject matter of this Agreement other than as specifically set out in this Agreement, and in particular nothing continued in this Agreement will require the Agent to make, renew or extend the time for payment of any loan or other credit accommodation to the Guarantor or any other Person.

     (f)  ADDITIONAL SECURITY.  The Charges created by this Agreement are in
          -------------------
          addition and without prejudice to any other Charge now or later held by the Agent. No Charge held by the Agent will be exclusive of or dependent upon or merge in any other Charge, and the Agent may exercise its rights under such Charges independently or in combination.

     (g)  SEVERABILITY; HEADINGS.  Any provision of this Agreement that is void
          ----------------------
          or unenforceable in any jurisdiction is, as to that jurisdiction, ineffective to that extent without invalidating the remaining provisions of this Agreement. The headings in this Agreement are for convenience only and do not limit or extend the provisions of this Agreement.

     (h)  INTERPRETATION.  When the context so requires, the singular will be
          --------------
          read as the plural, and vice versa.

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                                      -9-

     (i)  COPY OF AGREEMENT.  The Guarantor acknowledges receipt of a copy of
          -----------------
          this Agreement.

     (j)  WAIVERS. If this Agreement is governed by the laws of Saskatchewan and
          -------
          the Guarantor is a corporation, the Guarantor agrees that The Limitation of Civil Rights Act, The Land Contracts (Actions) Act and
          Part IV (excepting only section 46 of The Saskatchewan Farm Security Act do not apply insofar as they relate to actions as defined in those Acts, or insofar as they relate to or affect this Agreement, the rights of the Agent under this Agreement or any instrument, Charge, security agreement or other document of any nature that renews, extends or is collateral to this Agreement.

     (k)  NOTICE.  The Agent may send to the Guarantor copies of any document
          ------
          required by the PPSA to be delivered by the Agent to the Guarantor in accordance with the notice provisions of the Guarantee.

     (l)  ENUREMENT ASSIGNMENT.  This Agreement will enure to the
          --------------------
          benefit of and be binding upon (i) the Agent, its successors and assigns, and (ii) the Guarantor and the Guarantor's successors and permitted assigns. The Guarantor will not assign this Agreement without the Agent's prior written consent.

                                  SCHEDULE A


The following is a description of property included in the Collateral.

                                  SCHEDULE B

The following are the Places of Business:

     2100-1 Bertell Centre
     505 Burrard Street
     Vancouver, British Columbia
     V7X 1R4